FIRST AMENDMENT TO THE MORRISON HEALTH CARE, INC.
     DEFERRED COMPENSATION PLAN

     THIS FIRST AMENDMENT is made as of this 31st day of December, 1996, by MORRISON HEALTH CARE, INC. (the "Primary
Sponsor"), a corporation organized and existing under the laws of the State of Georgia.

                    W I T N E S S E T H:

     WHEREAS, the Primary Sponsor maintains the Morrison
Health Care, Inc. Deferred Compensation Plan (the "Plan"), which was established by indenture dated March 7, 1996;

     WHEREAS, Ruby Tuesday, Inc. is the successor to Morrison Restaurants Inc. which effected that certain plan of distribution involving the distribution to its stockholders of all of the outstanding shares of common stock, respectively, of Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (the "Distributions"); and

     WHEREAS, the Primary Sponsor desires to amend the Plan primarily to clarify how the Distributions will affect Plan participation by certain former employees of Morrison
Restaurants Inc. who did not continue in the employment of Morrison Health Care, Inc. immediately following the
Distributions;

     NOW, THEREFORE, the Plan is hereby amended, effective immediately, except as otherwise provided herein, as follows:

1.   By adding a new Section 1.11A, as follows:

          "1.11A `Distributions' means the distributions by MRI to its stockholders of all of the outstanding shares of common stock, respectively, of Morrison Fresh Cooking, Inc.
     and Morrison Health Care, Inc."

2.   By adding a new Section 1.15A, as follows:

          "1.15A `Former Morrison Employee' means an employee of MRI at any time prior to the effective date of the Distributions who did not continue in the employ of Morrison Health Care, Inc. immediately after the
     Distributions, but who subsequently has been hired by Morrison Health Care, Inc."

3. By deleting, effective January 1, 1997, existing Section 3.3(a) in its entirety and by substituting therefor the following:

          "3.3(a)   Each Plan Sponsor proposes to credit on
     behalf of each Member employed by that Plan Sponsor for allocation to that Member's Company Matching Account an amount equal to (A) twenty percent (20%) of the Deferral Amounts of a Member in the case of a Member who has been employed by a Plan Sponsor for at least one (1) year, but fewer than ten (10) years; (B) thirty percent (30%) of the Deferral Amounts of a Member in the case of a Member who has been employed by a Plan Sponsor for at least ten (10) years, but fewer than twenty (20) years; or (C) forty percent (40%) of the Deferral Amounts of a Member in the case of a Member who either (I) has been employed by a Plan Sponsor for at least twenty (20) years or (II) is designated by the Plan Administrator, with the consent of the Plan Sponsor, as one of a select group of Members to receive such a matching credit. Matching credits under Section 3.3(a) for any Plan Year shall only be credited with respect to annual Deferral Amounts of each Member equal to the Code Section 402(g) limitation, as adjusted annually for inflation. For this purpose, `Deferral Amounts' credited under the Old Plan for the benefit of a Member during its plan year commencing January 1, 1996 shall be applied first in reduction of the Code Section 402(g) limitation."

4.   By adding a new final clause to the final sentence of
     Section 3.3(c), as follows:

          "; provided, however, with respect to any Former
     Morrison Employee, periods of employment with MRI or any of its affiliates completed on or prior to the effective date of the Distributions shall be disregarded."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First
Amendment.

     IN WITNESS WHEREOF, the Primary Sponsor has caused this
First Amendment to be executed as of the day and year first above written.


                              MORRISON HEALTH CARE, INC.


                              By:/s/ Glenn Davenport
                                     Glenn Davenport
                              Title: President and CEO

ATTEST:

BY:/s/ John E. Fountain
       John E. Fountain
Title: Secretary

     [CORPORATE SEAL]